UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 24, 2019

Finisar Corporation

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-27999	94-3038428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1389 Moffett Park Drive, Sunnyvale, California 94089

(Address of Principal Executive Offices) (Zip Code)

(408) 548-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001	FNSR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion by II-VI Incorporated (“II-VI”) of its previously announced acquisition of Finisar Corporation (the “Company”) on September 24, 2019 (the “Closing Date”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of November 8, 2018 (the “Merger Agreement”), by and among II-VI, Mutation Merger Sub Inc., a wholly owned subsidiary of II-VI (“Merger Sub”), and the Company, Merger Sub merged with and into the Company (the “Merger”), and the Company continued as the surviving corporation in the Merger and a wholly owned subsidiary of II-VI.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the consummation of the Merger, II-VI, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a First Supplemental Indenture, dated as of September 24, 2019 (the “First Supplemental Indenture”). The First Supplemental Indenture supplements the Indenture, dated as of December 21, 2016 (the “Base Indenture” and as supplemented, the “Indenture”), between the Company and the Trustee, which governs the Company’s outstanding 0.50% Convertible Senior Notes due 2036 (the “Notes”), currently in an aggregate principal amount outstanding of $575.0 million. Pursuant to the terms of the First Supplemental Indenture, II-VI has fully and unconditionally guaranteed, on a senior unsecured basis, the due and punctual payment and performance of all obligations of the Company to the holders of the Notes. The First Supplemental Indenture also provides that the right of holders of Notes to convert Notes into cash and/or shares of common stock, $0.001 par value, of the Company (“Company Common Stock”) is changed to a right to convert Notes into cash and/or shares of common stock, no par value, of II-VI (“II-VI Common Stock”), subject to the terms of the Indenture.

Under the terms of the Indenture, the consummation and effectiveness of the Merger on the Closing Date constituted a Fundamental Change (as defined in the Indenture) and a Make-Whole Fundamental Change (as defined in the Indenture). Accordingly, in accordance with the terms of the Indenture, each holder of Notes has the right to (i) convert its Notes into cash and/or shares of II-VI Common Stock, at the Company’s option, or (ii) require that the Company repurchase such holder’s Notes for an amount in cash equal to one hundred percent (100%) of the principal amount of such Notes plus accrued and unpaid interest. The Notes may be redeemed at any time on or after December 22, 2021 in whole or in part at the option of the Company at a redemption price equal to one hundred percent (100%) of the principal amount of such Notes plus accrued and unpaid interest. Each holder of Notes also may require the Company to repurchase all or any portion of such holder’s outstanding Notes for cash on December 15, 2021, December 15, 2026 and December 15, 2031 at a repurchase price equal to one hundred percent (100%) of the principal amount of such Notes plus accrued and unpaid interest. The Notes will mature on December 15, 2036. Interest on the Notes accrues at 0.50% per annum, paid semi-annually, in arrears, on June 15 and December 15 of each year.

The foregoing is a description of the material terms and conditions of the Indenture and is not a complete discussion of the Indenture. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, II-VI completed its acquisition of the Company through the consummation of the Merger. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Company Common Stock (excluding any shares of Company Common Stock owned by II-VI, the Company or any of their wholly owned direct or indirect subsidiaries) was automatically cancelled and converted into the right to receive, at the election of the holder of such share of Company Common Stock, consideration consisting of (i) $26.00 in cash, without interest (subject to the proration adjustment procedures set forth in the Merger Agreement, the “Cash Consideration”), (ii) 0.5546 validly issued, fully paid and nonassessable shares of II-VI Common Stock (subject to the proration adjustment procedures set forth in the Merger Agreement, the “Stock Consideration”), or (iii) a combination of $15.60 in cash, without interest, and 0.2218 validly issued, fully paid and nonassessable shares of II-VI Common Stock (together with the Cash Election Consideration and the Stock Election Consideration, the “Merger Consideration”). The per share Cash Election Consideration and Stock Election Consideration were subject to adjustment pursuant to the terms of the Merger Agreement such that the aggregate Merger Consideration consists of approximately 60.0% cash and approximately 40.0% shares of II-VI Common Stock (assuming a per share price of II-VI Common Stock equal to the closing price as of November 8, 2018, which was $46.88 per share) across all shares of Company Common Stock (including Stock Options (as defined below) and Participating RSUs (as defined below)). No fractional shares of II-VI Common Stock are being issued as Merger Consideration, and the Company’s stockholders will receive cash in lieu of any fractional shares of II-VI Common Stock.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each option granted pursuant to the Amended and Restated Finisar Corporation 2005 Stock Incentive Plan (the “Finisar 2005 Plan” and each such option, a “Stock Option”) (or portion thereof) that was outstanding and unexercised was automatically cancelled and terminated and converted into the right to receive an amount of Mixed Election Consideration that would be payable to a holder of such number of shares of Company Common Stock equal to the quotient of (i) the product of (a) the excess, if any, of $26.00 over the exercise price per share of such Stock Option multiplied by (b) the number of shares of Company Common Stock subject to such Stock Option, divided by (ii)

$26.00. Each Stock Option that was outstanding and unexercised as of immediately prior to the Effective Time with an exercise price per share that is in excess of $26.00 was cancelled and extinguished without any present or future right to receive the Merger Consideration or any other payment.

As of the Effective Time, each restricted stock unit granted pursuant to the Finisar 2005 Plan (each, an “RSU”) (or portion thereof) that was outstanding and subject to a performance-based vesting condition that related solely to the value of Company Common Stock, to the extent such RSU vested in accordance with its terms in connection with the Merger (each a “Participating RSU”), was automatically cancelled and extinguished and converted into the right to receive the Cash Election Consideration, the Stock Election Consideration or the Mixed Election Consideration at the election of the holder of such Participating RSU, subject to the proration adjustment procedures set forth in the Merger Agreement. As of the Effective Time, each RSU (or portion thereof) that was outstanding and subject to a performance-based vesting condition that related solely to the value of Company Common Stock but did not vest in accordance with its terms in connection with the Merger was automatically cancelled and extinguished without any right to receive the Merger Consideration or any other payment. Further, at the Effective Time, each RSU (or portion thereof) that was outstanding and unvested and did not vest in accordance with its terms in connection with the Merger and was either (x) subject to time-based vesting requirements only or (y) subject to a performance-based vesting condition other than the value of Company Common Stock was assumed by II-VI (each, an “Assumed RSU”). Each Assumed RSU currently is subject to substantially the same terms and conditions as applied to the related RSU immediately prior to the Effective Time, except that the number of shares of II-VI Common Stock subject to such Assumed RSU was adjusted as set forth in the Merger Agreement.

In the aggregate, holders of approximately 1.4% of outstanding shares of Company Common Stock and Participating RSUs elected to receive the Stock Consideration and will receive 0.5546 shares of II-VI Common Stock in respect of each share of Company Common Stock or Participating RSU. In the aggregate, holders of approximately 63.3% of outstanding shares of Company Common Stock and Participating RSUs elected to receive the Cash Consideration and will receive $15.94 in cash, without interest, and 0.2146 shares of II-VI Common Stock in respect of each share of Company Common Stock or Participating RSU. In the aggregate, holders of approximately 35.3% of outstanding shares of Company Common Stock and Participating RSUs elected or were deemed to have elected to receive the Mixed Consideration and will receive $15.60 in cash, without interest, and 0.2218 shares of II-VI Common Stock in respect of each share of Company Common Stock or Participating RSU. II-VI may pay additional cash or issue additional shares of II-VI Common Stock in the future as a result of conversions or repurchases of the Notes or settlements of the Assumed RSUs.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been completed and requested that trading of the Company Common Stock on the Nasdaq Global Select Market be suspended prior to the opening of trading on September 24, 2019. In accordance with Nasdaq requirements, trading of the Company Common Stock was suspended immediately following the after-hours session at 8:00 p.m., Eastern time, on September 23, 2019. In addition, the Company requested that Nasdaq file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to delist the Company Common Stock from the Nasdaq Global Select Market and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Setpember 24, 2019. The Company intends to file a Form 15 with the SEC to terminate the registration of the Company Common Stock under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act with respect to the Company Common Stock. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosures set forth in Items 2.01, 3.01 and 5.03 are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of II-VI. The disclosures set forth in Items 2.01, 3.03 and 5.02 are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, all of the members of the Board of Directors of the Company immediately prior to the Effective Time ceased to be directors of the Company at the Effective Time. Pursuant to the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company at the Effective Time. As of the Effective Time, the sole director of the Company is Mary Jane Raymond. Following the Effective Time, the Board of Directors of the Company appointed Walter R. Bashaw II as the President, principal executive officer and principal operating officer of the Company, and Mary Jane Raymond as the Vice President and Treasurer, the principal financial officer and the principal accounting officer of the Company. Information about Mr. Bashaw and Ms. Raymond is contained in Item 1, Business, of the Annual Report on Form 10-K for II-VI’s fiscal year ended June 30, 2019, which was filed with the SEC on August 16, 2019 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Restated Certificate of Incorporation, as amended, of the Company was amended and restated to read in its entirety as set forth in Exhibit 3.1 to this Current Report on Form 8-K, and the Amended and Restated Bylaws, as amended, of the Company were amended to read in their entirety as set forth in Exhibit 3.2 to this Current Report on Form 8-K. The Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws of the Company attached hereto as Exhibits 3.1 and 3.2, respectively, are incorporated herein by reference.

Item 8.01.	Other Events.

On the Closing Date, II-VI and the Company issued a joint press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1.

Agreement and Plan of Merger, dated November 8, 2018, by and among II-VI Incorporated, Mutation Merger Sub Inc. and Finisar Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Finisar Corporation (File No. 000-27999) on November 9, 2018).

Exhibit 3.1	Second Amended and Restated Certificate of Incorporation of Finisar Corporation.

Exhibit 3.2	Second Amended and Restated Bylaws of Finisar Corporation.

Exhibit 4.1

Indenture, dated as of December 21, 2016, by and between Finisar Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Finisar Corporation (File No. 000-27999) on December 21, 2016).

Exhibit 4.2	First Supplemental Indenture, dated as of September 24, 2019, by and among II-VI Incorporated, Finisar Corporation and Wells Fargo Bank, National Association, as trustee.

Exhibit 99.1	Joint Press Release dated September 24, 2019.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finisar Corporation

Date: September 24, 2019	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Vice President and Treasurer